FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

     FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of March 22, 1998, among DADE BEHRING HOLDING, INC. ("Holdings"), DADE BEHRING INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H:

     WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of May 7, 1996 and amended and restated as of April 29, 1997 (as amended, modified, restated or supplemented to the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement and grant a waiver, in each case as herein provided;

     NOW, THEREFORE, it is agreed:

1.   Amendment and Waiver to Credit Agreement.

          1. The definition of "Vendor Financing Program" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the following text immediately after the text "or in connection with which" appearing in said definition:

     "(w)(i) the Borrower and/or such Subsidiary leases instruments to third party customers of the Borrower and/or such Subsidiary and
     (ii) the Borrower and/or such Subsidiary sells or otherwise transfers the accounts receivable related to the lease of the instrument (together with the instrument that is the subject of the lease) to such financial institution,".

          2. The Banks hereby waive any Default or Event of Default that may have arisen under the Credit Agreement prior to the Fourth Amendment Effective Date (as defined below) solely as a result of (x) any actions taken by the Borrower and its Subsidiaries in connection with the Vendor Financing Program as described in clause (w) of the definition of Vendor Financing Program (as amended by this Amendment) and (y) the payment of any Dividend as described in clause (x) of
Section 8.07 of the Credit Agreement (as amended by this Amendment).

          3.   Section 8.07 of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing at the end of clause (viii) of said Section, (ii) deleting the period at the end of clause (ix) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (x) at the end of said Section:

          "(x) to the extent that any fees and expenses are permitted to be paid in connection with the Behring Transaction pursuant to Sections 8.02 and 8.08, the Borrower may, in lieu of directly paying such fees and expenses, pay a Dividend to Holdings in an amount not to exceed the aggregate amount of such fees and expenses permitted to be paid pursuant to said Sections, so long as all of the proceeds of any such Dividend are promptly used by Holdings to pay the fees and expenses otherwise permitted to be paid pursuant to Sections 8.02 and 8.08, it being understood that any such Dividend shall be alternative to (and not duplicative of) any fees and expenses paid (and permitted to be paid) pursuant to Sections
     8.02 and 8.08."

II.  Miscellaneous Provisions.

          1. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit
Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                         *            *           *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                          DADE BEHRING HOLDINGS, INC.


                          By/s/
                            Name:  Nancy A. Krejsa
                            Title: Vice President & Treasurer


                          DADE BEHRING INC.


                          By/s/
                            Name:  Nancy A. Krejsa
                            Title: Vice President & Treasurer


                          BANKERS TRUST COMPANY,
                             Individually, as Agent
                             and as Collateral Agent


                          By/s/
                            Name:  Gino Thompson
                            Title: Vice President


                          THE BANK OF NOVA SCOTIA


                          By/s/
                            Name:  F.C.H. Ashby
                            Title: Senior Manager Loan Operations


                          BANK OF TOKYO-MITSUBISHI
                            TRUST COMPANY


                          By/s/
                            Name:  Paul P. Malecki
                            Title: Vice President


                          BANKBOSTON, N.A.


                          By/s/
                            Name:  Marie C. Duprey
                            Title  Vice President


                          GENERAL ELECTRIC CAPITAL
                            CORPORATION


                          By/s/
                            Name:  Holly Kaczmarczyk
                            Title: Duly Authorized Signatory


                          SANWA BUSINESS CREDIT


                          By/s/
                            Name:  Stanley Kaminski
                            Title: Vice President


                          ABN AMRO BANK N.V., Chicago Branch


                          By/s/
                            Name:  John E. Robertson
                            Title: Vice President


                          By/s/
                            Name:  Mary L. Honda
                            Title: Vice President


                          CREDIT AGRICOLE INDOSUEZ


                          By/s/
                            Name:  Katherine L. Abbott
                            Title: First Vice President


                          By/s/
                            Name:  Todd E. Voss
                            Title: First Vice President


                          OCTAGON LOAN TRUST
                            By: Octagon Credit Investors
                            its Investment Manager


                          By/s/
                            Name:  James P. Ferguson
                            Title: Managing Director


                          CITIBANK, N.A.


                          By
                            Name:
                            Title:


                          CRESCENT/MACH 1 PARTNERS, L.P.
                            By TCW Assets Management Company
                            its Investment Manager


                          By
                            Name:
                            Title:


                          STRATA FUNDING LTD.


                          By/s/
                            Name:  John H. Cullinane
                            Title: Director


                          CERES FINANCE LTD.


                          By/s/
                            Name:  John H. Cullinane
                            Title: Director


                          AERIES FINANCE LTD.


                          By/s/
                            Name:  Andrew Ian Wignall
                            Title: Director


                          CAPTIVA FINANCE LTD.


                          By/s/
                            Name:  John H. Cullinane
                            Title: Director


                          CAPTIVA II FINANCE LTD.


                          By/s/
                            Name:  John H. Cullinane
                            Title: Director


                          CITY NATIONAL BANK


                          By/s/
                            Name:  Scott J. Kelley
                            Title: Vice President


                          ROYALTON COMPANY,
                            By Pacific Investment Management Company, as its Investment Advisor


                          By/s/
                            Name:  Richard Weil
                            Title: Senior Vice President


                          FIRST NATIONAL BANK OF CHICAGO


                          By/s/
                            Name:  Christopher C. Cavaiani
                            Title: Vice President


                          FLOATING RATE PORTFOLIO
                            By: Chancellor LGT - Senior Secured
                            Management, Inc., as Investment Advisor


                          By
                            Name:
                            Title:


                          KEYPORT LIFE INSURANCE COMPANY


                          By
                            Name:
                            Title:


                          DAI-ICHI KANGYO BANK LTD.


                          By/s/
                            Name:  Takao Teramura
                            Title: Vice President


                          PRIME INCOME TRUST


                          By/s/
                            Name:
                            Title:


                          THE FUJI BANK, LIMITED


                          By/s/
                            Name:  Peter L. Chinnici
                            Title: Joint General Manager


                          MERRILL LYNCH
                          SENIOR FLOATING RATE FUND, INC.


                          By
                            Name:
                            Title:


                          ML CBO IV (CAYMAN) LTD.
                            By Protective Asset Management Company,
                            as Collateral Manager


                          By/s/
                            Name:
                            Title:


                          NORTHWESTERN MUTUAL LIFE


                          By
                            Name:
                            Title:


                          PILGRIM AMERICA PRIME RATE TRUST,
                            By:  Pilgrim America Investments, Inc.,
                            as its Investment Manager


                          By/s/
                            Name:
                            Title:


                          SAKURA BANK LTD.


                          By/s/
                            Name:  Yukiharu Sakumoto
                            Title: Joint General Manager


                          SOCIETE GENERALE


                          By/s/
                            Name:  John M. Stack
                            Title: Director


                          SOUTHERN PACIFIC BANK


                          By/s/
                            Name:  Chris Kelleher
                            Title: Vice President


                          VAN KAMPEN AMERICAN CAPITAL PRIME
                            RATE INCOME TRUST


                          By/s/
                            Name:  Jeffrey W. Maillet
                            Title: Sr. Vice President & Director


                          IMPERIAL BANK


                          By/s/
                            Name:  Ray Vadalma
                            Title: Senior Vice President


                          MERRILL LYNCH PRIME RATE PORTFOLIO
                            By:  Merrill Lynch Asset Management L.P.,
                            as Its Investment Advisor


                          By
                            Name:
                            Title:


                          SENIOR HIGH INCOME PORTFOLIO, INC.


                          By
                            Name:
                            Title:


                          MERRILL LYNCH DEBT STRATEGIES
                          PORTFOLIO
                            By: Merrill Lynch Asset Management L.P.
                            as Investment Advisor


                          By
                            Name:
                            Title:


                          AG CAPITAL FUNDING PARTNERS L.P.
                            By Angelo Gordon & Company, L.P.,
                            as Investment Advisor


                          By/s/
                            Name:  Jeffrey H. Aronson
                            Title: Managing Director